Exhibit 10.33
June 5, 2008
Campbell & Company, Inc.
Court Tower Building
210 West Pennsylvania Avenue
Suite 770
Towson, MD 21204
Attn: Ms. Terry Becks
      Re:    Management Agreement Renewals
Dear Ms. Becks:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Potomac Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Global Diversified Futures Fund L.P.

•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	CMF Campbell Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director
CAMPBELL & COMPANY, INC.

By:	/s/ Thomas P. Lloyd
Print Name: Thomas P. Lloyd
JM/sr

June 5, 2008
Willowbridge Associates Inc.
101 Morgan Lane — Suite 180
Plainsboro, N.J. 08536
Attention: Mr Steve R. Crane
      Re:    Management Agreement Renewals
Dear Mr. Crane:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Diversified Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	SSB Orion Futures Fund L.P.

•	Citigroup Diversified Futures Fund L.P.

•	CMF Institutional Futures Portfolio LP

•	CMF Willowbridge Argo Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

By:	/s/ Steve R. Crane

Print Name: Steve R. Crane
JM/sr

June 5, 2008
Graham Capital Management, L.P.
Rock Ledge Financial Center
40 Highland Avenue
Rowayton, CT 06853
Attention: Mr. Paul Sedlack
      Re:    Management Agreement Renewals
Dear Mr. Sedlack:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Salomon Smith Barney Diversified 2000 Futures Fund L.P.

•	Salomon Smith Barney Fairfield Futures Fund L.P.

•	Smith Barney Diversified Futures Fund L.P. II

•	Smith Barney Diversified Futures Fund L.P.

•	AURORA III

•	Citigroup Diversified Futures Fund L.P.

•	Citigroup Fairfield Futures Fund L.P. II

•	CMF Graham Master Fund L.P.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director
By:  /s/  Paul Sedlack

Print Name: Paul Sedlack
JM/sr

June 5, 2008
Capital Fund Management
6 Boulevard Haussmann
75009 Paris
France
Attention: Jean-Pierre Aguilar
      Re:    Management Agreement Renewals
Dear Mr. Aguilar:
We are writing with respect to your management agreements concerning the commodity pools to which reference is made below (the “Management Agreements”). We are extending the term of the Management Agreements through June 30, 2009 and all other provisions of the Management Agreements will remain unchanged.
•	Smith Barney Diversified Futures Fund L.P. II

•	Citigroup Diversified Futures Fund L.P.

•	CMF Capital Fund Management Master Fund L.P.

•	CMF Institutional Futures Portfolio L.P.

•	Citigroup Global Futures Fund Ltd.
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By: /s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

CAPITAL FUND MANAGEMENT

By: /s/ Jean Pierre Aguilar
Print Name: Jean Pierre Aguilar
JM/sr

June 5, 2008
Eckhardt Trading Company
1314 North Dearborn Parkway
The Carriage House
Chicago, Illinois 60610
Attention: Ms. Audrey L. Gale
      Re:    Management Agreement Renewal
Dear Ms. Gale:
We are writing with respect to your management agreement concerning the commodity pool to which reference is made below (the “Management Agreement”). We are extending the term of the Management Agreement through June 30, 2009 and all other provisions of the Management Agreement will remain unchanged.
•	Citibank NA (Alera 100)

•	CMF Eckhardt Master Fund L.P.

•	SSB Diversified 2000 Futures Fund L.P.

•	SB Diversified Futures Fund L.P.

•	SB Diversified Futures Fund L.P. II
Please acknowledge receipt of this modification by signing one copy of this letter and returning it to the attention of Ms. Jennifer Magro at the address above or fax to 212-793-1986. If you have any questions I can be reached at 212-559-5046.
Very truly yours,
CITIGROUP MANAGED FUTURES LLC

By:	/s/ Jennifer Magro
Jennifer Magro
Chief Financial Officer & Director

ECKHARDT TRADING COMPANY

By:	/s/ John D. Fornengo
Print Name: John D. Fornengo

JM/sr